UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2024

ASSET ENTITIES INC.
(Exact name of Company as specified in its charter)

Nevada	001-41612	88-1293236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Ct, 7th Floor, Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(214) 459-3117
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.0001 par value per share	ASST	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 1, 2024, Asset Entities Inc., a Nevada corporation (the “Company”), held the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”). As of August 2, 2024, the record date for the Annual Meeting, there were (i) 3,220,186 shares of the Company’s common stock outstanding, consisting of (a) 1,506,406 shares of Class A Common Stock, $0.0001 par value per share (“Class A Common Stock”), representing 15,064,060 votes entitled to vote on the proposals presented at the Annual Meeting, and (b) 1,713,780 shares of Class B Common Stock, $0.0001 par value per share (“Class B Common Stock”), representing 1,713,780 votes entitled to vote on the proposals presented at the Annual Meeting, and (ii) 320 shares of Series A Convertible Preferred Stock outstanding, representing, after application of the applicable beneficial ownership limitation, 2,463 votes entitled to vote on the proposals presented at the Annual Meeting, of which 15,487,487 votes, or approximately 92.29%, were present in person or represented by proxy, which constituted a quorum. The proposals are described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A , as filed with the SEC on August 22, 2024 (the “Proxy Statement”), the relevant portions of which are incorporated by reference herein. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

(i) A proposal to elect the seven (7) nominees named in the Proxy Statement to the Company’s board of directors to hold office until the Company’s annual meeting of stockholders to be held in 2025. The proposal was approved as set forth below:

Nominee	For	Withheld	Broker Non-Votes
Michael Gaubert	15,453,552	4,145	29,790
Arshia Sarkhani	15,456,856	841	29,790
Kyle Fairbanks	15,453,550	4,147	29,790
Richard A. Burton	15,457,472	225	29,790
John A. Jack II	15,457,472	225	29,790
Scott K. McDonald	15,446,161	11,536	29,790
David Reynolds	15,457,480	217	29,790

(ii) A proposal to ratify the appointment of WWC, P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024. The proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
15,486,833	150	504	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2024	ASSET ENTITIES INC.

/s/ Arshia Sarkhani
Name: Arshia Sarkhani
Title: Chief Executive Officer and President